Exhibit 99.1

Metropolitan Life Insurance Company

(A Wholly-Owned Subsidiary of MetLife, Inc.)

Unaudited Pro Forma Condensed Financial Statements

On December 1, 2016, Metropolitan Life Insurance Company paid a dividend of all the issued and outstanding shares of common stock of its wholly-owned subsidiaries, General American Life Insurance Company (“GALIC”) and New England Life Insurance Company (“NELICO”) to MetLife, Inc. (the “Dividends”).

The unaudited pro forma condensed financial statements and accompanying notes present the impact of the Dividends on the historical condensed consolidated financial statements of Metropolitan Life Insurance Company and its subsidiaries (collectively, “MLIC” or the “Company”). When the discontinued operations criteria are met, the Company reports financial results for such operations separately from continuing operations to distinguish the financial impact of disposal transactions from ongoing operations. The Dividends do not qualify for discontinued operations reporting as the transaction does not represent a strategic shift that will have a major effect on the Company’s operations or financial results.

The unaudited pro forma condensed financial statements include historical unaudited amounts as of September 30, 2016 and for the nine months ended September 30, 2016 and audited amounts for the year ended December 31, 2015 for MLIC, GALIC and NELICO. The unaudited pro forma condensed financial statements give effect to the Dividends as if they had occurred (i) on September 30, 2016 for purposes of the unaudited pro forma condensed balance sheet and (ii) on January 1, 2015 for purposes of the unaudited pro forma condensed statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015. The historical financial information has been adjusted in the unaudited pro forma condensed financial statements to give effect to pro forma events that are directly attributable to the Dividends, factually supportable, and are expected to have a continuing impact on the results.

The unaudited pro forma condensed financial statements, filed as Exhibit 99.1 to the Current Report on Form 8-K, should be read in conjunction with the accompanying notes. In addition, the unaudited pro forma condensed financial statements were derived from and should be read in conjunction with the historical unaudited interim condensed consolidated financial statements of MLIC included in MLIC’s quarterly report on Form 10-Q for the nine months ended September 30, 2016 and the historical audited consolidated financial statements of MLIC included in MLIC’s annual report on Form10-K for the year ended December 31, 2015, as revised by MLIC’s current report on Form 8-K filed on December 1, 2016.

The unaudited pro forma condensed financial statements are presented for informational purposes only and are not intended to reflect the results of operations or the financial position of the Company that would have resulted had the Dividends been effective as of and during the periods presented or the results that may be obtained by the Company in the future. The unaudited pro forma condensed financial statements as of and for the periods presented do not reflect future events that are not directly attributable to the Dividends and that may occur after the Dividends. Future results may vary significantly from the results reflected in the unaudited pro forma condensed financial statements.

Metropolitan Life Insurance Company

(A Wholly-Owned Subsidiary of MetLife, Inc.)

Unaudited Pro Forma Condensed Balance Sheet

September 30, 2016

(In millions, except per share data)

	Historical
	MLIC	GALIC	NELICO	Adjustments	Notes	MLIC Pro Forma
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$186,645	($8,167)	($1,814)	$—		$176,664
Equity securities available-for-sale, at estimated fair value	1,907	(53)	—	—		1,854
Trading and fair value option securities, at estimated fair value	23	—	—	—		23
Mortgage loans	55,238	(858)	(79)	—		54,301
Policy loans	8,048	(1,689)	(421)	—		5,938
Real estate and real estate joint ventures	6,556	(54)	—	—		6,502
Other limited partnership interests	3,943	(180)	(3)	—		3,760
Short-term investments, principally at estimated fair value	5,734	(131)	(16)	30	3(a)	5,617
Other invested assets	19,869	(221)	(31)	(30)	3(a)	19,587

Total investments	287,963	(11,353)	(2,364)	—		274,246
Cash and cash equivalents, principally at estimated fair value	4,176	(216)	(11)	—		3,949
Accrued investment income	2,278	(96)	(28)	—		2,154
Premiums, reinsurance and other receivables	26,339	(2,902)	(1,357)	440	3(a)	22,520
Deferred policy acquisition costs and value of business acquired	5,529	(494)	(556)	(37)	3(a)	4,442
Current income tax recoverable	—	(18)	(8)	26	3(b)	—
Other assets	4,455	(138)	(21)	—		4,296
Separate account assets	144,162	(832)	(7,826)	—		135,504

Total assets	$474,902	($16,049)	($12,171)	$429		$447,111

Liabilities and Equity
Liabilities
Future policy benefits	$123,356	$(6,077)	$(734)	$287	3(a)	$116,832
Policyholder account balances	98,125	(5,338)	(1,295)	—		91,492
Other policy-related balances	7,404	(251)	(329)	3	3(a)	6,827
Policyholder dividends payable	666	(88)	(3)	3	3(a)	578
Policyholder dividend obligation	3,352	—	—	—		3,352
Payables for collateral under securities loaned and other transactions	23,635	(492)	(12)	—		23,131
Short-term debt	100	—	—	—		100
Long-term debt	1,661	(104)	—	—		1,557
Current income tax payable	65	—	—	26	3(b)	91
Deferred income tax liability	4,856	(258)	(162)	(13)	3(d)	4,423
Other liabilities	34,529	(785)	(484)	147	3(a)	33,407
Separate account liabilities	144,162	(832)	(7,826)	—		135,504

Total liabilities	441,911	(14,225)	(10,845)	453		417,294

Equity
Metropolitan Life Insurance Company stockholder’s equity:
Common stock, par value $0.01 per share	5	(3)	(3)	6	3(c)	5
Additional paid-in capital	14,375	(853)	(453)	1,306	3(c)	14,375
Retained earnings	11,599	(499)	(799)	(1,336)	3(c), (d)	8,965
Accumulated other comprehensive income (loss)	6,852	(469)	(71)	—		6,312

Total stockholder’s equity	32,831	(1,824)	(1,326)	(24)		29,657
Noncontrolling interests	160	—	—	—		160

Total equity	32,991	(1,824)	(1,326)	(24)		29,817

Total liabilities and equity	$474,902	($16,049)	($12,171)	$429		$447,111

See accompanying notes to unaudited pro forma condensed financial statements.

Metropolitan Life Insurance Company

(A Wholly-Owned Subsidiary of MetLife, Inc.)

Unaudited Pro Forma Condensed Statement of Operations

For the Nine Months Ended September 30, 2016

(In millions)

	Historical
	MLIC	GALIC	NELICO	Adjustments	Notes		MLIC Pro Forma
Revenues
Premiums	$16,801	($553)	($31)	$1	3	(a)	$16,218
Universal life and investment-type product policy fees	1,928	(49)	(190)	(1)	3	(a)	1,688
Net investment income	8,349	(361)	(81)	(11)	3	(a)	7,896
Other revenues	1,121	(6)	9	—			1,124
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities	(66)	3	—	—			(63)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income (loss)	(9)	—	—	—			(9)
Other net investment gains (losses)	190	2	1	—			193

Total net investment gains (losses)	115	5	1	—			121
Net derivative gains (losses)	(562)	88	(48)	—			(522)

Total revenues	27,752	(876)	(340)	(11)			26,525

Expenses
Policyholder benefits and claims	19,019	(630)	(82)	7	3	(a)	18,314
Interested credited to policyholder account balances	1,675	(98)	(26)	(11)	3	(a)	1,540
Policyholder dividends	924	(114)	(4)	3	3	(a)	809
Other expenses	4,450	(107)	(118)	19	3	(a)	4,244

Total expenses	26,068	(949)	(230)	18			24,907

Income (loss) before provision for income tax	1,684	73	(110)	(29)			1,618
Provision for income tax expense (benefit)	232	29	(27)	(11)	3	(d)	223

Net income (loss)	1,452	44	(83)	(18)			1,395
Less: Net income (loss) attributable to noncontrolling interests	(9)	—	—	—			(9)

Net income (loss) attributable to Metropolitan Life Insurance Company	$1,461	$44	($83)	($18)			$1,404

See accompanying notes to unaudited pro forma condensed financial statements.

Metropolitan Life Insurance Company

(A Wholly-Owned Subsidiary of MetLife, Inc.)

Unaudited Pro Forma Condensed Statement of Operations

For the Year End December 31, 2015

(In millions)

	Historical			Adjustments	Notes		MLIC Pro Forma
	MLIC	GALIC	NELICO
Revenues
Premiums	$21,934	($687)	($43)	$1	3	(a)	$21,205
Universal life and investment-type product policy fees	2,584	(76)	(259)	(1)	3	(a)	2,248
Net investment income	11,577	(507)	(110)	(13)	3	(a)	10,947
Other revenues	1,536	(6)	9	—			1,539
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities	(49)	1	—	—			(48)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income (loss)	(5)	1	—	—			(4)
Other net investment gains (losses)	313	6	(2)	—			317

Total net investment gains (losses)	259	8	(2)	—			265
Net derivative gains (losses)	881	(219)	(56)	—			606

Total revenues	38,771	(1,487)	(461)	(13)			36,810

Expenses
Policyholder benefits and claims	24,527	(763)	(120)	8	3	(a)	23,652
Interested credited to policyholder account balances	2,183	(133)	(34)	(13)	3	(a)	2,003
Policyholder dividends	1,264	(140)	(6)	4	3	(a)	1,122
Other expenses	6,258	(153)	(95)	1	3	(a)	6,011

Total expenses	34,232	(1,189)	(255)	—			32,788

Income (loss) before provision for income tax	4,539	(298)	(206)	(13)			4,022
Provision for income tax expense (benefit)	1,782	(103)	(59)	(5)	3	(d)	1,615

Net income (loss)	2,757	(195)	(147)	(8)			2,407
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—			—

Net income (loss) attributable to Metropolitan Life Insurance Company	$2,757	($195)	($147)	($8)			$2,407

See accompanying notes to unaudited pro forma condensed financial statements.

Metropolitan Life Insurance Company

(A Wholly-Owned Subsidiary of MetLife, Inc.)

Notes to the Unaudited Pro Forma Condensed Financial Statements

1. Description of Transaction

On December 1, 2016, Metropolitan Life Insurance Company paid a dividend of all the issued and outstanding shares of common stock of its wholly-owned subsidiaries, General American Life Insurance Company (“GALIC”) and New England Life Insurance Company (“NELICO”) to MetLife, Inc. (the “Dividends”).

2. Basis of Presentation

The unaudited pro forma condensed financial statements and accompanying notes present the impact of the Dividends on the historical condensed consolidated financial statements of Metropolitan Life Insurance Company and its subsidiaries (collectively, “MLIC” or the “Company”). The unaudited pro forma condensed financial statements include historical amounts derived from the unaudited amounts as of September 30, 2016 and for the nine months ended September 30, 2016 and the audited financial statements for the year ended December 31, 2015 for MLIC, GALIC and NELICO. The unaudited pro forma condensed financial statements give effect to the Dividends as if they had occurred (i) on September 30, 2016 for purposes of the unaudited pro forma condensed balance sheet and (ii) on January 1, 2015 for purposes of the unaudited pro forma condensed statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015.

The unaudited pro forma condensed financial statements were prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and presented in accordance with the requirements of Article 11 of Regulation S-X published by the U.S. Securities and Exchange Commission.

The historical financial information has been adjusted in the unaudited pro forma condensed financial statements to give effect to pro forma events that are directly attributable to the Dividends, factually supportable, and are expected to have a continuing impact on the results. The unaudited pro forma condensed financial statements exclude the effects of adjustments that rely on highly judgmental estimates including how historical management practices and operating decisions may or may not have changed as a result of the Dividends.

The unaudited pro forma condensed financial statements are presented for informational purposes only and are not intended to reflect the results of operations or the financial position of the Company that would have resulted had the Dividends been effective during the periods presented or the results that may be obtained by the Company in the future.

3. Adjustments

The following pro forma adjustments have been recorded in the unaudited pro forma condensed financial statements.

(a)	Adjustment to MLIC for invested asset transfers, reinsurance and service agreement related party transactions entered into with GALIC and NELICO.

(b)	Adjustment to net current income tax recoverable with current income tax payable to conform to the presentation of MLIC’s financial statements.

(c)	Adjustment to stockholder’s equity for the dividend of subsidiaries.

(d)	Adjustment for the income tax impact for certain adjustments at the federal statutory tax rate of 35%.